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                                                                    Exhibit 32.2

                                  CERTIFICATION
                                     OF THE
                         ACTING CHIEF FINANCIAL OFFICER
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

       Sarbanes-Oxley Act of 2002 In connection with the Quarterly Report of Valley National Gases Incorporated (the "Company") on Form 10-Q for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James P. Hart, acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                /s/ James P. Hart
                                                --------------------------------
                                                James P. Hart
                                                Acting Chief Financial Officer
                                                November 12, 2004